UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MobileIron, Inc.

415 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 919-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On February 12, 2015, MobileIron, Inc. (the “Company”) reported financial results for the fourth quarter and year ended December 31, 2014. A copy of the press release issued concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 12, 2015, titled “MobileIron Announces Fiscal Fourth Quarter and Full Year 2014 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileIron, Inc.

Dated: February 12, 2015
	By:	/s/ Todd Ford
Todd Ford
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated February 12, 2015, titled “MobileIron Announces Fiscal Fourth Quarter and Full Year 2014 Financial Results.”